UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

In connection with the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), among Harris Corporation (“Harris”), Exelis Inc. (“Exelis”) and Harris Communication Solutions (Indiana), Inc. (“Merger Sub”), a wholly owned subsidiary of Harris, pursuant to which on May 29, 2015 Merger Sub merged with and into Exelis (the “Merger”), and Exelis continued as the surviving corporation in the Merger and a wholly owned subsidiary of Harris, each of Harris and Exelis were obligated, within ten business days following the consummation of the Merger, to guarantee certain outstanding debt of the other.

On June 2, 2015 Harris and Exelis jointly executed and delivered a supplemental indenture to each of the following indentures evidencing such guarantees:

Supplemental Indenture to the 1990 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and U.S. Bank National Association (as successor to National City Bank), as trustee, entered into the supplemental indenture (the “1990 Supplemental Indenture”) to the indenture dated as of October 1, 1990, to add Exelis as a guarantor to the 7% debentures due 2026 issued by Harris thereunder. A copy of the 1990 Supplemental Indenture is filed as Exhibit 4.1 and incorporated by reference herein.

Supplemental Indenture to the 1996 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and The Bank of New York Mellon (as successor to Chemical Bank), as trustee, entered into the supplemental indenture (the “1996 Supplemental Indenture”) to the indenture dated as of May 1, 1996, to add Exelis as a guarantor to the 6.35% debentures due 2028 issued by Harris thereunder. A copy of the 1996 Supplemental Indenture is filed as Exhibit 4.2 and incorporated by reference herein.

Supplemental Indenture to the 2003 Indenture of Harris Corporation

On June 2, 2015, Harris, Exelis and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee, entered into the supplemental indenture (the “2003 Supplemental Indenture”) to the indenture dated as of September 3, 2003, to add Exelis as a guarantor to the 1.999% notes due 2018, the 4.40% notes due 2020, the 2.700% notes due 2020, the 3.832% notes due 2025, the 4.854% notes due 2035, the 6.15% notes due 2040 and the 5.054% notes due 2045 issued by Harris thereunder. A copy of the 2003 Supplemental Indenture is filed as Exhibit 4.3 and incorporated by reference herein.

Supplemental Indenture to the 2011 Indenture of Exelis Inc.

On June 2, 2015, Harris, Exelis and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as trustee, entered into the supplemental indenture (the “2011 Supplemental Indenture”) to the indenture dated as of September 20, 2011, to add Harris as a guarantor to the 4.25% senior notes due 2016 and the 5.55% senior notes due 2021 issued by Exelis thereunder. A copy of the 2011 Supplemental Indenture is filed as Exhibit 4.4 and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 and Item 8.01 is incorporated by reference into this Item 2.03.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 27, 2015, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Harris approved compensation actions with respect to certain of Harris’ “named executive officers” (pursuant to Instruction 4 to Item 5.02 of Form 8-K, those executive officers included in the Summary Compensation Table in the Proxy Statement for Harris’ 2014 Annual Meeting of Shareholders). The Committee approved a special one-time award of shares of Harris’ common stock to each of Mr. Robert L. Duffy, Senior Vice President, Human Resources and Administration (1,885 shares), Mr. Sheldon J. Fox, Group President, Government Communications Systems and Integration Leader (1,885 shares) and Mr. Miguel A. Lopez, Senior Vice President and Chief Financial Officer (1,885 shares) in recognition of their extraordinary efforts in connection with Harris’ acquisition of Exelis. The Committee also approved for each of Messrs. Duffy, Fox and Lopez a special share-based retention and integration award comprised of: (a) shares of restricted stock (Mr. Duffy – 3,140 shares; Mr. Fox – 6,275 shares; and Mr. Lopez – 3,140 shares) that will vest on June 1, 2018 if such executive is employed by Harris on such date; and (b) performance stock options to acquire shares of Harris’ common stock (Mr. Duffy – 14,430 options at target; Mr. Fox – 28,860 options at target; and Mr. Lopez – 14,430 options at target) that will vest on June 1, 2018 if such executive is employed by Harris on such date and Harris has achieved full-year run rate net synergies against pre-established target annual run rate net synergies. Actual results for annual run rate net synergies may cause the number of performance stock options that will vest to range from 0% to 200% of the target number of such performance stock options. The performance stock options granted to Messrs. Duffy, Fox and Lopez have a ten-year term and an exercise price per share equal to $79.70, which was the closing price per share of Harris’ common stock on the June 1, 2015 grant date.

Item 8.01 – Other Events

On June 2, 2015, Exelis executed and delivered a guarantee to the administrative agent, under each of (1) the Revolving Credit Agreement, dated as of September 28, 2012, by and among Harris, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, as amended by the Amendment No. 1 to the Revolving Credit Agreement, dated as of February 25, 2015 (the “Revolving Credit Agreement”), and (2) the Term Loan Agreement, dated as of March 16, 2015, by and among Harris, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Term Loan Agreement”), pursuant to its obligations to become a guarantor under the Term Loan Agreement and the Revolving Credit Agreement within ten business days following the consummation of the Merger.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

4.1	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and U.S. Bank National Association (as successor to National City Bank), to the Indenture dated as of October 1, 1990 between Harris Corporation and U.S. Bank National Association (as successor to National City Bank).

4.2	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon (as successor to Chemical Bank), to the Indenture dated as of May 1, 1996 between Harris Corporation and The Bank of New York (as successor to Chemical Bank).

4.3	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), to the Indenture dated as of September 3, 2003 between Harris Corporation and The Bank of New York (as successor to The Bank of New York).

4.4	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), to the Indenture dated as of September 20, 2011 among Exelis Inc., ITT Corporation as Guarantor and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Miguel A. Lopez
	Name:	Miguel A. Lopez
	Title:	Senior Vice President and Chief Financial Officer

Date: June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and U.S. Bank National Association (as successor to National City Bank), to the Indenture dated as of October 1, 1990 between Harris Corporation and U.S. Bank National Association (as successor to National City Bank).

4.2	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon (as successor to Chemical Bank), to the Indenture dated as of May 1, 1996 between Harris Corporation and The Bank of New York (as successor to Chemical Bank).

4.3	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), to the Indenture dated as of September 3, 2003 between Harris Corporation and The Bank of New York (as successor to The Bank of New York).

4.4	Supplemental Indenture, dated June 2, 2015, among Harris Corporation, Exelis Inc. and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), to the Indenture dated as of September 20, 2011 among Exelis Inc., ITT Corporation as Guarantor and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.).